DUNHAM FUNDS

Dunham Focused Large Cap Growth Fund

Class A (DAFGX)

Class C (DCFGX)

Class N (DNFGX)

Supplement dated April 1, 2014 to the Prospectus and Summary Prospectus each dated February 28, 2014 (the “Prospectus”).  This Supplement updates and supersedes any contrary information contained in the Prospectus or Summary Prospectus.

Effective April 1, 2014, the Board of Trustees of the Dunham Funds has approved a change in the sub-advisory fee payable to The Ithaka Group, LLC (“Ithaka”), Sub-Adviser to the Dunham Focused Large Cap Growth Fund (the “Fund”). The annual Base Sub-Advisory fee rate payable to Ithaka was increased from 0.34% to 0.35% of the average daily net assets of the Fund, and the Performance Fee rate was lowered from +/- 0.24% to +/-0.15% of the average daily net assets of the Fund.

Reference is made to the section entitled “Fees and Expenses of the Fund” located on page 38 of the Prospectus and page 1 of the Fund’s Summary Prospectus.  The table describing the expenses of the Fund is deleted in its entirety and replaced with the following:

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.96%	0.96%	0.96%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.78%	0.78%	0.78%
Total Annual Fund Operating Expenses	1.99%	2.74%	1.74%

(1)

Management Fees have been restated to reflect a new Sub-Advisory agreement that is effective April 1, 2014.  Actual Sub-Advisory fees may be higher or lower depending on Fund performance.  The new Sub-Advisory fee is a fulcrum fee with a base or fulcrum of 0.35%and can range from 0.20% to 0.50%, depending on the effect of performance fees.

The table under the sub-heading “Example” that describes the costs of investing in shares of the Fund is deleted in its entirety and replaced with the following:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$765	$1,164	$1,586	$2,759
Class C	$277	$850	$1,450	$3,070
Class N	$177	$548	$944	$2,052

Reference is made to the table under the section entitled “MANAGEMENT”, INVESTMENT ADVISER” located on page 77 of the Prospectus.  The information contained under the heading “Sub-Adviser’s Portion” in the table with respect to the Fund is deleted in its entirety and replaced with 0.20%-0.50%.

You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and Statement of Additional Information dated February 28, 2014, which provide information that you should know about the Dunham Focused Large Cap Growth Fund before investing and should be retained for future reference.  These documents are available upon request and without charge by calling the Dunham Funds at (888) 3DUNHAM (338-6426).

Supplement dated April 1, 2014

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